Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com
Auxilior Capital Partners, Inc. 620 West Germantown Pike, Suite 450 Plymouth Meeting, Pennsylvania 19462

Independent Accountants’ Report
on Applying Agreed-Upon Procedures
We have performed the procedures described below, related to certain information with respect to a portfolio of equipment contracts in connection with the proposed offering of Auxilior Term Funding 2023-1, LLC. Auxilior Capital Partners, Inc. (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).
The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, J.P. Morgan Securities LLC and Deutsche Bank Securities Inc. (collectively with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.
Agreed-Upon Procedures

On October 26, 2023, representatives of the Company provided us with an equipment contract listing (the “Equipment Contract Listing”) with respect to 3,785 equipment contracts.  At the Company’s instruction, we randomly selected 100 equipment contracts (the “Sample Contracts”) from the Equipment Contract Listing using the following criteria provided to us by the Company:

(i)	34 equipment contracts with a “Finance Program Group” of “CIG-Construction and Infrastructure,” as set forth on the Equipment Contract Listing;

(ii)	33 equipment contracts with a “Finance Program Group” of “FFG-Franchise Finance,” as set forth on the Equipment Contract Listing; and

(iii)	33 equipment contracts with a “Finance Program Group” of “TLG-Transportation/Logistics,” as set forth on the Equipment Contract Listing.

Further, on November 8, 2023, representatives of the Company provided us with a computer generated equipment contract data file and related record layout containing data, as represented to us by the Company, as of the close of business September 30, 2023, with respect to each of the 3,785 equipment contracts set forth on the Equipment Contract Listing (the “Statistical Data File”).
At your instruction, we performed certain comparisons and recomputations for each of the Sample Contracts relating to the equipment contract characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.
                                                                     Characteristics
1. Contract number (informational purposes only) 2. Obligor name 3. Customer state 4. Equipment type 5. Booking date	6. Term (months) 7. Residual value 8. Payment frequency 9. Payment amount 10. Maturity date

We compared Characteristics 2. through 9. to the corresponding information set forth on or derived from screen shots from the Company’s servicing system (the “Servicing System Screen Shots”).

We compared Characteristic 10. to the corresponding information set forth on the “Cash Flow Schedule.”

At your instruction, for purposes of such comparisons:

•
with respect to our comparison of Characteristic 6., for the Sample Contracts indicated in Appendix A, we observed a difference with respect to the term set forth on the Servicing System Screen Shot when compared to the term set forth on the Statistical Data File.  For these Sample Contracts, we were instructed to perform an additional procedure and compare the term set forth on the Statistical Data File to the term set forth on the “Loan and Security Agreement.”

The equipment contract documents referred to above, including any information obtained from the indicated system, and any other documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Equipment Documents.”  We were not requested to perform and we did not perform any procedures with respect to the preparation or verification of any of the information set forth on the Equipment Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using photocopies or data imaged facsimiles of the Equipment Documents.  In addition, we make no representations as to whether the Equipment Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Contracts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Equipment Documents, except as indicated in Appendix B.  Supplemental information is contained in Appendix C.
******
We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the equipment contracts underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the equipment contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

November 16, 2023

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 16, 2023.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 6. for the following Sample Contracts:

1000025
1001588

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 16, 2023.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	Two differences in term.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 16, 2023.

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	Sample Contract number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on or derived from the Equipment Documents

1	1000025	Term	61 months	60 months
1	1001588	Term	49 months	48 months

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.